Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Collective Brands, Inc. (the “Company”) on Form 10-Q for the period ending October 29, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael J. Massey, Chief Executive Officer and President, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 23, 2011

/s/ Michael J. Massey
Michael J. Massey
Chief Executive Officer and President
(Principal Executive Officer)